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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
EarthWeb Inc.:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of EarthWeb Inc. of our report dated January 21, 1999 relating to the financial statements, which appears in the Annual Report to Shareholders of EarthWeb Inc., which is incorporated by reference in EarthWeb Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


                              PricewaterhouseCoopers LLP


New York, New York
May 25, 1999